UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

         DATE OF REPORT (Date of earliest event reported): March 21, 2005

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Item 7.01. Regulation FD Disclosure.

      On February 8, 2005, the Board of Directors of First Merchants Corporation declared a quarterly cash dividend of $0.23 per share on its outstanding common stock. The cash dividend was payable to stockholders of record on March 7, 2005. The cash dividend was distributed along with a letter to the stockholders on March 21, 2005. A copy of the stockholder letter is attached as Exhibit 99.1 to this report and is furnished pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   (99.1) Stockholder Letter dated March 21, 2005.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DATE: March 21, 2005

                                        FIRST MERCHANTS CORPORATION
                                                (Registrant)

                                        By: /s/ Larry R. Helms
                                            ---------------------------
                                            Larry R. Helms,
                                            Senior Vice President


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


                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
-----------        -----------

   99.1            Stockholder Letter dated March 21, 2005.

                          First Merchants Corporation

                                  Exhibit 99.1

                    Stockholder Letter, dated March 21, 2005

March 21, 2005


Dear Stockholder:

The First Merchants Corporation Board of Directors has declared a quarterly cash dividend of $.23 per share to holders of record March 7, 2005, payable March 21, 2005.

In my last letter, I communicated that our Corporation was deeply involved in compliance activities regarding Section 404 of the Sarbanes-Oxley Act. This provision requires external auditing firms of SEC reporting companies to issue an opinion regarding the adequacy of internal financial controls. I am pleased to report that BKD, LLC, our external auditor, issued an unqualified opinion concerning the adequacy of First Merchants Corporation internal financial controls to our audit committee. This is significant, not only to our stockholders, but to the integrity of our financial documentation and reporting processes. Our internal finance staff devoted many hours, over approximately six months, to validate the internal control adequacy of our Corporation. They are to be commended for their stellar efforts and continued professionalism.

Our banking activities continue to show rising performance into the early stages of 2005. We are operating at, or above, financial plan and remain encouraged that 2005 will be a solid year. We expect to see continued upward movement of interest rates, albeit at a slow and measured pace designed to accommodate, but not restrain, an improving economic environment.

To support lending activity, our core deposit base continues to strengthen in most markets as we achieve greater market penetration from our advanced cash management services to corporate clients. The positive momentum demonstrated by this financial product is quite encouraging.

Your continued support of First Merchants Corporation is appreciated, and the Board of Directors is pleased to provide this cash dividend to you. Should you have any questions we welcome them through our internal Shareholder Relations Department (800/262-4261, ext. 7278), or through direct e-mail link on our Web site, www.firstmerchants.com, and invite you to avail yourselves of this service.

Sincerely,




Michael L. Cox
President and Chief Executive Officer

MLC/ch

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